Exhibit 10.1

[Translation from Dutch]

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LEASE FOR OFFICE SPACE

     and other  business  premises  not subject to Article  7A:1624 of the Dutch
Civil                                                                       Code
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according  to the model drawn up by the Raad voor  Onroerende  Zaken (Dutch Real
Property Council) in February 1996. Reference may be made to this model only if the inserted, added or divergent text is clearly recognisable as such. Any additions  and  divergences  should  preferably  be  included  under the heading
`Special  Conditions'.  The  Council  disclaims  any and all  liability  for any
adverse   consequences   arising  from  the  use  of  the  text  of  the  model.
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The undersigned:

Kantoren Fonds Nederland B.V., having his registered address at Maastricht, represented by Kantoren Fonds Nederland Management B.V., represented by Mr. drs. H.V.J. Knops,

hereinafter referred to as "the Lessor",

and

Playlogic Game Factory B.V. i.o., having its registered address at Concertgebouwplein 13, 1071 LL, Amsterdam, registered in the Trade Register under number 34169345, , represented by Playlogic International N.V. having his registered address at Concertgebouwplein 13, 1071 LL, Amsterdam, registered in the Trade Register under number 34169344 represented buy Mr. W.M. Smit, hereinafter to be called the `Lessee',


HEREBY AGREE AS FOLLOWS:

Leased Property, designated use and use

1.1 This Lease relates to the business premises of circa 451 m2 at the fourth floor according to NEN 2580 measure certificate, "Westerhage 02", and 6 parking places, hereinafter to be called the `Leased Property', locally known as Hoge Mosten 16-24, cadastral indication Gemeente Breda, section H, number 7294 (partly) and further indicated in the drawing and/or description of the Leased Property that forms or form part of this Lease, attached to this Lease and certified by the parties.

1.2 The Leased Property may be used exclusively as office accommodation and parking space.

1.3 Without the Lessor's prior permission, the Lessee may not put the Leased Property to any use other than that described in Article 1.2.

1.4 The highest permissible load on the floor or floors of the Leased Property is 400 kg/m2.

Conditions 2.1 The General  Conditions  for the Lease of Office  Space and Other
     Business Premises not Subject to Article 7A:1624 of the Dutch Civil Code, filed with the Registrar's Office of the District Court of The Hague on 29 February 1996, and registered there under number 34/1996, hereinafter to be called the `General Conditions', form an integral part of this Lease. The parties are familiar with those General Conditions, of which the Lessee has a received a copy.

2.2 The General Conditions referred to in Article 2.1 will apply unless otherwise expressly stated in this Lease or unless they cannot be applied to the Leased Property.

Term, extension and notice

3.1 This Lease has been concluded for a period of 5 (five) years, commencing on 1 March 2002 and ending on 28 February 2007.

3.2 At the end of the period specified in Article 3.1, this Lease will be extended for a contiguous period of 1x5 years, therefore until 29 February 2012. This contract shall thereafter continue for periods of 5 years at a time.

3.3 Termination of this Lease will take place by giving notice effective from the end of a lease period, with due observance of a notice period of at least 12 months

3.4 Termination of this Lease may be effected only by bailiff's writ or by registered letter.

3.5  Premature   termination  of  this  Lease  is  possible  under  one  of  the circumstances referred to in Article 7 of the General Conditions.

Payment obligation, payment period

4.1      The Lessor will be required to make the following payments:

     o    the rent;

     o payment for additional supplies and services plus the turnover tax payable thereon;

     o the turnover tax payable on the rent or a corresponding amount in accordance with and with due observance of Article 15.2 and 15.3 of the General Conditions, if the parties have opted for rent subject to turnover tax;

4.2 The annual rent amounts to (euro) 60.434,- (in words: sixty thousand four hundred thirty four euros). The annual rent for the parking space amounts to (euro) 2.100,- (in words: two thousand hundred euros).

4.3 The rent will be adjusted for the first time on 1 March 2003, and so on in accordance with Article 4.1 to 4.2 of the General Conditions.

4.4 The payment for additional supplies and services will be determined in accordance with Article 12 of the General Conditions. A system of advance payments with settlement in arrears will be applied to that payment, in the manner provided for in the aforesaid Article.

4.5 The payments to be made by the Lessee to the Lessor will be due as a lump sum in advance, in successive terms of payment as referred to in Article 4.6, and must have been made in full before or on the first day of the period to which the payments relate.

4.6 For each term of payment of 3 (three) calendar months, the following amounts will be payable for:

     o    the rent:

                  (euro)              15,108.50

     o    parking space

                  (euro)                 525,00

     o the advance payment for additional supplies and services provided by or on behalf of the Lessor

                  (euro)               2.367,75

                                 ______________
       total amount:
                  (euro)              18.001,25

       in words: eighteen thousand and one Euro and twenty five Euro Cents.

       These amounts are exclusive of turnover tax.

4.7 In view of the date of commencement of this Lease, the first payment period relates to the period from 1 March 2002 to 31 March 2002 and the amount payable for this period is (euro) 6.000,42 exclusive of turnover tax. The Lessee will pay that amount including any turnover tax due on that amount before or on 1 March 2002.

Turnover tax

5.1 All amounts mentioned in this Lease are exclusive of turnover tax. The Lessee will owe turnover tax on the payment for additional supplies and services. In the event of lease subject to turnover tax, this also applies to the rent. The turnover tax will be charged by the Lessor and must be paid together with the rent and the payment for additional supplies and services, or the advance payment therefor.

5.2  The parties agree that the Lessor will charge turnover tax on the rent.

5.3 If it has been agreed that turnover tax will be charged on the rent, the Lessee hereby irrevocably authorised the Lessor and his successor or successors in title to submit, also on his behalf, an application within the meaning of Article 11(1)(b)(5o) of the Wet op de omzetbelasting 1968 (Turnover Tax Act 1968) (opting for taxed rent). If so requested, the Lessee will co-sign that application and return it to the Lessor within fourteen (14) days after receiving it from the Lessor for that purpose.

Supplies and services

6.1 The parties hereby agree on the following additional supplies and services to be provided by or on behalf of the Lessor:

o    Usage of Gas/oil including standing charge

     o Usage of electricity including standing charge for installations and lighting of communal spaces.

     o    Usage of water including standing charge

     o Maintenance and periodical control of heating and/or air-conditioning installation(s)

     o    Idem elevator installation

     o    Idem fire alarm, building security and power installations

     o Cleaning costs of communal areas, elevators, windows outside, windows communal areas, terraces and parking spaces

     o    Disposal transport

     o    Insurance windows outside

     o    Admin costs of 5% for the above mentioned supplies and services


Bank guarantee

7. The amount of the bank guarantee referred to in Article 8.1 of the General Conditions is (euro) 21.421,- (in words: twenty one thousand four hundred twenty one Euro)

Property manager

8. Until the Lessor announces otherwise, the Leased Property will be managed by Jones Lang LaSalle Vastgoed Management B.V., Weena 256, 3012 NJ, Rotterdam, 010-4110440


Drawn up and signed in two original copies.

Place:   Maastricht                 date: 12 April 02
place: Amsterdam                    date: 11 March 02



(the Lessor)
(the Lessee)
Kantoren Fonds Nederland B.V.
Playlogic Game Factory B.V. i.o./
Represented by
Represented by/
Kantoren Fonds Nederland Management B.V.     Playlogic International N.V. i.o.,
Mr. drs. H.V.J. Kops
Represented by

Mr. W.M. Smit


Appendices:
o        the General Conditions;
o        a drawing of the Leased Property;
o        statement of encumbered rent
o        the bank guarantee